CONESTOGA CAPITAL ADVISORS, LLC
                                Five Tower Bridge
                        300 Barr Harbor Drive, Suite 560
                           West Conshohocken, PA 19428


                                           September 30, 2002


Conestoga Funds
Five Tower Bridge
300 Barr Harbor Drive, Suite 560
West Conshohocken, PA  19428

Gentlemen:

            Conestoga Capital Advisors, LLC ("CCA") hereby offers to purchase 1,000 shares of Conestoga Small Cap Fund (the "Seed Capital Shares") for the sum of ten thousand ($10,000.00) dollars. This letter will confirm that CCA is purchasing the Seed Capital Shares for its own account for investment purposes only and not with a view to reselling or otherwise distributing such shares.

            CCA agrees and hereby undertakes that, in the event any of the Seed Capital Shares are redeemed during the period of amortization of the Conestoga Small Capital Fund's organizational expenses, the redemption proceeds will be reduced by any unamoritized organizational expenses in the same proportion as the number of Seed Capital Shares being redeemed bears to the number of Seed Capital Shares outstanding at the time of redemption.

                              Sincerely,

                              CONESTOGA CAPITAL ADVISORS, LLC


                              By: /s/ W. Christopher Maxwell
                                 --------------------------------
                                  W. Christopher Maxwell
                                  Managing Director

ACCEPTED AND AGREED:
--------------------

CONESTOGA FUNDS


By: /s/ William C. Martindale, Jr.
   -------------------------------
    Name:  William C. Martindale, Jr.
    Title: President

                             W. Christopher Maxwell
                                Five Tower Bridge
                        300 Barr Harbor Drive, Suite 560
                           West Conshohocken, PA 19428


                                           September 30, 2002


Conestoga Funds
Five Tower Bridge
300 Barr Harbor Drive, Suite 560
West Conshohocken, PA  19428

Gentlemen:

            This letter serves as an offer to purchase 2,500 shares of Conestoga Small Cap Fund (the "Seed Capital Shares") for the sum of twenty-five thousand ($25,000.00) dollars. This letter will confirm that I, W. Christopher Maxwell, am purchasing the Seed Capital Shares for my own personal account for investment purposes only and not with a view to reselling or otherwise distributing such shares.

            I agree and hereby undertake that, in the event any of the Seed Capital Shares are redeemed during the period of amortization of the Conestoga Small Capital Fund's organizational expenses, the redemption proceeds will be reduced by any unamoritized organizational expenses in the same proportion as the number of Seed Capital Shares being redeemed bears to the number of Seed Capital Shares outstanding at the time of redemption.

                                          Sincerely,


                                          /s/ W. Christopher Maxwell

                                          W. Christopher Maxwell


ACCEPTED AND AGREED:
--------------------

CONESTOGA FUNDS


By: /s/ William C. Martindale, Jr.
   -------------------------------
    Name:  William C. Martindale, Jr.
    Title: President

                           William C. Martindale, Jr.
                                Five Tower Bridge
                        300 Barr Harbor Drive, Suite 560
                           West Conshohocken, PA 19428


                                           September 30, 2002


Conestoga Funds
Five Tower Bridge
300 Barr Harbor Drive, Suite 560
West Conshohocken, PA  19428

Gentlemen:

            This letter serves as an offer to purchase 2,000 shares of Conestoga Small Cap Fund (the "Seed Capital Shares") for the sum of twenty thousand ($20,000.00) dollars. This letter will confirm that I, William C. Martindale, Jr., am purchasing the Seed Capital Shares for my own personal account for investment purposes only and not with a view to reselling or otherwise distributing such shares.

            I agree and hereby undertake that, in the event any of the Seed Capital Shares are redeemed during the period of amortization of the Conestoga Small Capital Fund's organizational expenses, the redemption proceeds will be reduced by any unamoritized organizational expenses in the same proportion as the number of Seed Capital Shares being redeemed bears to the number of Seed Capital Shares outstanding at the time of redemption.

                                          Sincerely,

                                          /s/ William C. Martindale, Jr.

                                          William C. Martindale, Jr.


ACCEPTED AND AGREED:
--------------------

CONESTOGA FUNDS


By: /s/ W. Christopher Maxwell
   -------------------------------
    Name:  W. Christopher Maxwell
    Title: Chairman and CEO

                               Robert M. Mitchell
                                Five Tower Bridge
                        300 Barr Harbor Drive, Suite 560
                           West Conshohocken, PA 19428


                                           September 30, 2002


Conestoga Funds
Five Tower Bridge
300 Barr Harbor Drive, Suite 560
West Conshohocken, PA  19428

Gentlemen:

            This letter serves as an offer to purchase 2,000 shares of Conestoga Small Cap Fund (the "Seed Capital Shares") for the sum of twenty thousand ($20,000.00) dollars. This letter will confirm that I, Robert M. Mitchell, am purchasing the Seed Capital Shares for my own personal account for investment purposes only and not with a view to reselling or otherwise distributing such shares.

            I agree and hereby undertake that, in the event any of the Seed Capital Shares are redeemed during the period of amortization of the Conestoga Small Capital Fund's organizational expenses, the redemption proceeds will be reduced by any unamoritized organizational expenses in the same proportion as the number of Seed Capital Shares being redeemed bears to the number of Seed Capital Shares outstanding at the time of redemption.

                                          Sincerely,


                                          /s/ Robert M. Mitchell

                                          Robert M. Mitchell


ACCEPTED AND AGREED:
--------------------

CONESTOGA FUNDS


By: /s/ W. Christopher Maxwell
   -------------------------------
    Name:  W. Christopher Maxwell
    Title: Chairman and CEO

                                 Duane D'Orazio
                                Five Tower Bridge
                        300 Barr Harbor Drive, Suite 560
                           West Conshohocken, PA 19428


                                           September 30, 2002


Conestoga Funds
Five Tower Bridge
300 Barr Harbor Drive, Suite 560
West Conshohocken, PA  19428

Gentlemen:

            This letter serves as an offer to purchase 2,500 shares of Conestoga Small Cap Fund (the "Seed Capital Shares") for the sum of twenty-five thousand ($25,000.00) dollars. This letter will confirm that I, Duane D'Orazio, am purchasing the Seed Capital Shares for my own personal account for investment purposes only and not with a view to reselling or otherwise distributing such shares.

            I agree and hereby undertake that, in the event any of the Seed Capital Shares are redeemed during the period of amortization of the Conestoga Small Capital Fund's organizational expenses, the redemption proceeds will be reduced by any unamoritized organizational expenses in the same proportion as the number of Seed Capital Shares being redeemed bears to the number of Seed Capital Shares outstanding at the time of redemption.

                                          Sincerely,


                                          /s/ Duane D'Orazio


                                          Duane D'Orazio


ACCEPTED AND AGREED:
--------------------

CONESTOGA FUNDS


By: /s/ W. Christopher Maxwell
   -------------------------------
    Name:  W. Christopher Maxwell
    Title: Chairman and CEO